UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2006

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 20, 2006, Plains Exploration & Production Company (“PXP” or the “Company”) entered into a Sixth Supplemental Indenture (the “Supplemental Indenture”) to its Amended and Restated Indenture dated as of June 18, 2004 (as amended by the Second Supplemental Indenture dated as of June 30, 2004, the Third Supplemental Indenture dated as of December 30, 2004, the Fourth Supplemental Indenture dated as of June 28, 2005, the First Amendment to Amended and Restated Indenture dated as of December 1, 2005, and the Fifth Supplemental Indenture dated as of August 21, 2006, the “Indenture”).

The Supplemental Indenture, dated as of October 20, 2006, among PXP, the subsidiary guarantors party thereto, and The Bank of New York Trust Company, National Association, as Trustee, provides for, among other things, the deletion of the following provisions of the Indenture and making certain other changes in provisions of the Indenture and all references thereto in their entirety:

•	Section 3.2 (SEC Reports);
•	Section 3.3 (Limitation on Indebtedness);
•	Section 3.4 (Limitation on Layering);
•	Section 3.5 (Limitation on Restricted Payments);
•	Section 3.6 (Limitation on Liens);
•	Section 3.7 (Limitation on Restrictions on Distributions from Restricted Subsidiaries);
•	Section 3.8 (Limitation on Sales of Assets and Subsidiary Stock);
•	Section 3.9 (Limitation on Affiliate Transactions);
•	Section 3.10 (Change of Control);
•	Section 3.11 (Limitation on Sale of Capital Stock of Restricted Subsidiaries);
•	Section 3.12 (Future Subsidiary Guarantors);
•	Section 3.13 (Limitation on Lines of Business);
•	Section 3.14 (Effectiveness of Covenants);
•	Section 3.16 (Partnership and Corporate Existence);
•	Section 3.17 (Payments of Taxes and Other Claims);
•	Section 3.18 (Restrictions on Activities of the Co-Issuer);
•	Section 3.19 (Payments for Consent);
•	Section 3.21 (Further Instruments and Acts);
•	Section 3.22 (Statement by Officers as to Default);
•	Section 4.1 (Merger and Consolidation);
•	Section 6.1(3), (4), (5), (6), (7), (8), and (9) (Events of Default); and
•	Section 6.13 (Waiver of Stay).

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.04   Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required by Item 2.04 of Form 8-K, the information contained or incorporated in Items 1.01 and 8.01 of this report is incorporated by reference in this Item 2.04.

Item 3.03	Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained or incorporated in Items 1.01 and 8.01 of this report is incorporated by reference in this Item 3.03.

Item 8.01	Other Events

PXP issued a press release on October 20, 2006 announcing the results to date of its previously announced tender offer and consent solicitation for any and all of its outstanding 8 3/4% Senior Subordinated Notes due 2012.

A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

(d) Exhibits

Exhibit Number	Document
4.1

Sixth Supplemental Indenture dated as of October 20, 2006, to Amended and Restated Indenture dated as of June 18, 2004, among Plains Exploration & Production Company, the subsidiary guarantors party thereto and The Bank of New York Trust Company, National Association, as trustee.

99.1	Press Release dated October 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: October 24, 2006	By:	/s/ Cynthia A. Feeback
Cynthia A. Feeback
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Document
4.1

Sixth Supplemental Indenture dated as of October 20, 2006, to Amended and Restated Indenture dated as of June 18, 2004, among Plains Exploration & Production Company, the subsidiary guarantors party thereto and The Bank of New York Trust Company, National Association, as trustee.

99.1	Press Release dated October 20, 2006.